SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2006

Charter Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

000-27927	43-1857213
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

    On September 14, 2006, Charter Communications, Inc. ("Charter") announced the closing of the offer by its subsidiaries, CCHC, LLC (“CCHC”) and CCH II, LLC and CCH II Capital Corp. (collectively, “CCH II”) to issue a combination of cash, Class A Common Stock of Charter, and 10.25% Senior Notes due 2010 issued by CCH II (the “CCH II Notes”) in exchange for $450.0 million of Charter’s 5.875% Convertible Senior Notes due 2009 (the "Convert Exchange"), as described in Item 8.01, "Other Events" and in the attached Exhibit 99.1.

    Charter also announced the closing of the offers on September 14, 2006, by CCH II and Charter’s indirect subsidiaries, CCH I, LLC and CCH I Capital Corp. (collectively, “CCH I”), to issue new notes in exchange (the “Private Exchange”) for up to any and all of certain series of the outstanding debt securities of Charter Communications Holdings, LLC (“Charter Holdings”). CCH II has issued $250.0 million principal amount of new 10.25% Senior Notes due 2013 (the “New CCH II Notes”) and CCH I has issued $462.0 million principal amount of 11.00% Senior Secured Notes due 2015 (the “CCH I Notes”) in a private exchange for $797.4 million principal amount of Charter Holdings notes as described in Item 8.01, "Other Events" and in the attached Exhibits 99.2 and 99.3.

The CCH II Notes

    The CCH II Notes were issued pursuant to a supplemental indenture dated as of September 14, 2006, to the indenture dated as of September 23, 2003 among CCH II and Wells Fargo Bank, National Association, as trustee (as supplemented, the "CCH II Indenture"). The CCH II Notes are pari passu with, of the same class as, will vote on any matter submitted to bondholders with and otherwise substantially identical in all respects to approximately $2.1 billion aggregate principal amount of CCH II Notes that were outstanding. The CCH II Notes are the senior unsecured obligations of CCH II and rank pari passu to all of CCH II's existing and future unsecured indebtedness, including $250.0 million aggregate principal amount of New CCH II Notes that were issued in connection with the Private Exchange.

    The CCH II Indenture restricts the ability of CCH II and CCH II's restricted subsidiaries to: (1) incur indebtedness; (2) create liens; (3) pay dividends or make distributions in respect of capital stock and other restricted payments; (4) make investments; (5) sell assets; (6) create restrictions on the ability of restricted subsidiaries to make certain payments; (7) enter into transactions with affiliates; or (8) consolidate, merge or sell all or substantially all assets. However, such covenants are subject to a number of important qualifications and exceptions including provisions allowing CCH II and its restricted subsidiaries, as long as CCH II's leverage ratio is not greater than 5.5 to 1.0, to incur additional indebtedness and make investments. CCH II is also permitted under these covenants to provide funds to its parent companies to pay interest on and, subject to meeting its leverage ratio test, to retire or repurchase their debt obligations.

    The CCH II Notes bear interest at 10.25% per annum and will mature on September 15, 2010. Interest is payable March 15 and September 15 of each year and are redeemable at CCH II's option on or after September 15, 2008 at a redemption price of 105.125% in 2008 and at par beginning on September 15, 2009. The CCH II Notes were registered on a Form S-4 with the Securities and Exchange Commission (the "SEC") under Registration No. 333-136508.

    The supplemental indenture dated as of September 14, 2006 is attached as Exhibit 10.1.

The New CCH II Notes

    The New CCH II Notes were issued pursuant to an indenture dated as of September 14, 2006, among CCH II, Charter Holdings and The Bank of New York Trust Company, NA, as trustee (the "Indenture"). The New CCH II Notes are senior unsecured obligations of CCH II and rank pari passu to all of CCH II’s existing and future unsecured senior indebtedness, including $2.1 billion aggregate principal amount of CCH II Notes that were outstanding (the ‘‘outstanding CCH II 2010 notes’’) and the $146.2 million aggregate principal amount of additional CCH II Notes that were issued in connection with the Convert Exchange. Charter Holdings has guaranteed the New CCH II Notes on a senior unsecured basis.

    The Indenture restricts the ability of CCH II and CCH II’s restricted subsidiaries to: (1) incur indebtedness; (2) create liens; (3) pay dividends or make distributions in respect of capital stock and other restricted payments; (4) make investments; (5) sell assets; (6) create restrictions on the ability of restricted subsidiaries to make certain payments; (7) enter into transactions with affiliates; or (8) consolidate, merge or sell all or substantially all assets. However, such covenants are subject to a number of important qualifications and exceptions as described in the Indenture, including provisions allowing CCH II and its restricted subsidiaries, as long as CCH II’s leverage ratio is not greater than 5.5 to 1.0, to incur additional indebtedness and make investments. CCH II is also permitted under these covenants to provide funds to its parent companies to pay interest on and, subject to meeting its leverage ratio test, to retire or repurchase their debt obligations.

    The New CCH II Notes will mature on October 1, 2013 and bear interest at 10.25 % per annum, payable on April 1 and October 1 of each year. The New CCH II Notes are redeemable at CCH II's option on or after October 1, 2010 at various redemption prices beginning at 105.125% in 2010 and declining to par in 2012. In addition, prior to October 1, 2009, CCH II may redeem up to 35% of the New CCH II Notes from the proceeds of certain equity offerings at a specified redemption price.

    The Indenture is attached as Exhibit 10.2.

The CCH I Notes

    The CCH I Notes were issued pursuant to a supplemental indenture dated as of September 14, 2006, to an indenture dated as of September 28, 2005, among CCH I, Charter Holdings and The Bank of New York Trust Company, NA, as trustee (as supplemented, the "CCH I Indenture"). The CCH I Notes are pari passu with, of the same class as, and will vote on any matter submitted to bondholders with and otherwise be substantially identical in all respects to, the original CCH I Notes, except that (i) the CCH I Notes initially are subject to certain restrictions on transfer (unless and until a subsequent exchange of registered notes for these notes has been completed) and (ii) the CCH I Notes have (and the registered notes that may be subsequently offered in registered exchange therefor will have) a separate CUSIP number from the outstanding CCH I notes and thus will not be fungible with the outstanding CCH I notes. The CCH I Notes, together with the outstanding CCH I notes, have the benefit of additional collateral as described below. The CCH I notes are the senior secured obligations of CCH I and will rank effectively senior to all of CCH I’s future unsecured senior indebtedness. The CCH I notes rank equally with all existing and future indebtedness of CCH I that may be secured equally and ratably by the collateral securing the CCH I notes, including $3,525 million aggregate principal amount of CCH I’s outstanding CCH I notes.

    The CCH I Notes are secured by a pledge of 100% of the equity interests of CCH I’s wholly owned subsidiary, CCH II, LLC, and the proceeds thereof, and by a pledge of CCH I's Class A preferred units in CC VIII, LLC (the "CC VIII interests"), and the proceeds thereof (collectively, the ‘‘collateral’’). The CC VIII interests are entitled to a 2% accreting priority return on the priority capital. The CC VIII interests represented approximately 13% of the total equity interests in CC VIII at June 30, 2006. CC VIII and certain other subsidiaries have guaranteed, on a secured basis, the credit facility and senior second lien notes of CCH I's indirect subsidiary, Charter Communications Operating, LLC. In addition, CC VIII, LLC may from time to time be obligated on other secured or unsecured indebtedness, including indebtedness to subsidiaries of CCH I. The CCH I Notes and the outstanding CCH I notes are, and all future indebtedness of CCH I that is permitted to be incurred by the CCH I indenture may be, secured equally and ratably by the collateral. The pledge agreement dated as of September 28, 2005 as amended by an amendment dated as of September 14, 2006, made by CCH I in favor of The Bank of New York Trust Company, NA, as collateral agent, contains certain limitations on the rights of the trustee and the holders to exercise remedies with respect to the collateral. The amendment to the pledge agreement dated as of September 14, 2006 is attached hereto as Exhibit 10.3.

    The CCH I Indenture restricts the ability of CCH I and CCH I’s restricted subsidiaries to: (1) incur indebtedness; (2) create liens; (3) pay dividends or make distributions in respect of capital stock and other restricted payments; (4) make investments; (5) sell assets; (6) create restrictions on the ability of restricted subsidiaries to make certain payments; (7) enter into transactions with affiliates; or (8) consolidate, merge or sell all or substantially all assets. However, such covenants are subject to a number of important qualifications and exceptions including provisions allowing CCH I and its restricted subsidiaries, as long as CCH I’s leverage ratio is not greater than 7.5 to 1.0, to incur additional indebtedness and make investments. CCH I is also permitted under these covenants to provide funds to its parent companies to pay interest on and, subject to meeting its leverage ratio test, to retire or repurchase their debt obligations.

    The CCH I Notes will mature on October 1, 2015 and bear interest at 11.00 % per annum, payable on April 1 and October 1 of each year. The CCH I Notes are redeemable at CCH I's option on or after October 1, 2010 at various redemption prices beginning at 105.500% in 2010 and declining to par in 2013. In addition, prior to October 1, 2008, CCH I may redeem up to 35% of the CCH I Notes from the proceeds of certain equity offerings at a specified redemption price.

    The supplemental indenture dated as of September 14, 2006 to the CCH I Indenture is attached as Exhibit 10.4.

    Charter Holdings, CCH II and CCH I have entered into a registration rights agreement pursuant to which they agreed to file an exchange offer registration statement with the SEC to allow the exchange of New CCH II Notes and CCH I Notes for an equal principal amount of notes with substantially identical terms (the ‘‘registered exchange offers’’), except they will generally be freely transferable under the Securities Act of 1933, as amended. In addition, Charter Holdings, CCH II and CCH I agreed, under various circumstances, to file a shelf registration statement with the SEC to cover resales of the New CCH II Notes and CCH I Notes, respectively. If Charter Holdings, CCH I or CCH II fails to satisfy these obligations, CCH II or CCH I as applicable, will be required to pay additional interest to the holders of the New CCH II Notes or CCH I Notes, as applicable.

    The registration rights agreement dated as of September 14, 2006 is attached hereto as Exhibit 10.5.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

    The information in Item 1.01 of this Form 8-K is hereby incorporated by reference to this Item 2.03.

ITEM 8.01. OTHER EVENTS.

    On September 14, 2006, Charter Communications, Inc. ("Charter") announced the closing of the offer by its subsidiaries, CCHC, LLC (“CCHC”) and CCH II, LLC and CCH II Capital Corp. (collectively, “CCH II”) to issue a combination of cash, Class A Common Stock of Charter, and 10.25% Senior Notes due 2010 issued by CCH II (the “CCH II Notes”) in exchange for $450.0 million of Charter’s 5.875% Convertible Senior Notes due 2009. The offer was closed as scheduled on September 14, 2006, and the $196.7 million in cash, including accrued interest, 41.5 million shares of Class A Common Stock (net of shares returned to Charter under the optional settlement procedure described in the exchange offer prospectus) and $146.2 million aggregate principal amount of CCH II Notes were issued (the "Convert Exchange"). A press release announcing the closing of the offer is attached as Exhibit 99.1.

    Charter also announced the closing of the offers on September 14, 2006, by CCH II and Charter’s indirect subsidiaries, CCH I, LLC and CCH I Capital Corp. (collectively, “CCH I”), to issue new notes in exchange for up to any and all of certain series of the outstanding debt securities of Charter Communications Holdings, LLC (“Charter Holdings”). CCH II has issued $250.0 million principal amount of new 10.25% Senior Notes due 2013 (the “New CCH II Notes”) and CCH I has issued $462.0 million principal amount of 11.00% Senior Secured Notes due 2015 (the “CCH I Notes”) in a private exchange for $797.4 million principal amount of Charter Holdings notes. Press releases announcing the final results of the number of securities tendered and the closing of the offers are attached as Exhibits 99.2 and 99.3, respectively.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed pursuant to Item 1.01:

Exhibit Number	Description

Exhibit 10.1	Second Supplemental Indenture dated as of September 14, 2006 for CCH II, LLC and CCH II Capital Corp. 10,25% Senior Notes due 2010. *
Exhibit 10.2	Indenture dated as of September 14, 2006 for CCH II, LLC and CCH II Capital Corp. 10.25% Senior Notes due 2013. *
Exhibit 10.3	Amendment to the Pledge agreement dated as of September 14, 2006 by CCH I, LLC. *
Exhibit 10.4	First Supplemental Indenture dated as of September 14, 2006 for CCH I, LLC and CCH I Capital Corp. 11.00% Senior Secured Notes due 2015. *
Exhibit 10.5	Exchange and Registration Rights Agreement dated as of September 14, 2006 by CCH I, LLC, CCH I Capital Corp., CCH II, LLC, CCH II Capital Corp. and Charter Communications Holdings, LLC. *
Exhibit 99.1	Press release announcing the closing of registered exchange offer dated as of September 14, 2006. *
Exhibit 99.2	Press release announcing final results of the number of securities tendered in private debt exchange offers dated as of September 13, 2006. *
Exhibit 99.3	Press release announcing closing of private debt exchange offers dated as of September 14, 2006. *

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.
Registrant

Dated: September 19, 2006

By:/s/ Grier C. Raclin Name: Grier C. Raclin Title: Executive Vice President and General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Second Supplemental Indenture dated as of September 14, 2006 for CCH II, LLC and CCH II Capital Corp. 10,25% Senior Notes due 2010. *
Exhibit 10.2	Indenture dated as of September 14, 2006 for CCH II, LLC and CCH II Capital Corp. 10.25% Senior Notes due 2013. *
Exhibit 10.3	Amendment to the Pledge agreement dated as of September 14, 2006 by CCH I, LLC. *
Exhibit 10.4	First Supplemental Indenture dated as of September 14, 2006 for CCH I, LLC and CCH I Capital Corp. 11.00% Senior Secured Notes due 2015. *
Exhibit 10.5	Exchange and Registration Rights Agreement dated as of September 14, 2006 by CCH I, LLC, CCH I Capital Corp., CCH II, LLC, CCH II Capital Corp. and Charter Communications Holdings, LLC. *
Exhibit 99.1	Press release announcing the closing of registered exchange offer dated as of September 14, 2006. *
Exhibit 99.2	Press release announcing final results of the number of securities tendered in private debt exchange offers dated as of September 13, 2006. *
Exhibit 99.3	Press release announcing closing of private debt exchange offers dated as of September 14, 2006. *

* filed herewith